Supplemental Oil and Gas Reserve Information	9 Months Ended
Sep. 30, 2021
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
Supplemental Oil and Gas Reserve Information	Supplemental Oil and Gas Reserve Information
Estimated Quantities of Proved Oil and Natural Gas Reserves
The table below summarizes the Company’s estimated net proved reserves at December 31, 2020 based on reports prepared by DeGolyer and MacNaughton, the Company’s independent reserve engineers. In preparing its reports, DeGolyer and MacNaughton evaluated 100% of the reserves and discounted values at December 31, 2020 in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”) applicable to companies involved in oil and natural gas producing activities.

In addition, the following table also sets forth information as of December 31, 2020 about the estimated net proved reserves attributable to the Permian Basin Sale and Williston Basin Acquisition, and the pro forma estimated net proved reserves of the Company as if the Permian Basin Sale and Williston Basin Acquisition had occurred on December 31, 2020. The reserve estimates attributable to the Permian Basin Sale at December 31, 2020 presented in the table below were derived from the reports prepared by DeGolyer and MacNaughton. The reserve estimates attributable to the Williston Basin Acquisition at December 31, 2020 presented in the table below were prepared based upon information provided by QEP and was prepared in accordance with the authoritative guidance of the FASB and the SEC on oil and natural gas reserve estimation and disclosures.

Reserve estimates are inherently imprecise and are generally based upon extrapolation of historical production trends, analogy to similar properties and volumetric calculations. Accordingly, reserve estimates are expected to change, and such changes could be material and occur in the near term as future information becomes available.

	December 31, 2020
	OAS Historical	Permian Basin Sale	Williston Basin Acquisition	Pro Forma

Proved Reserves(1)
Developed:
Oil (MMBbls)	85.4	(13.2)	41.1	113.3
Natural gas (Bcf)	262.7	(20.8)	75.0	316.9
NGL (MMBbls)(2)	—	—	12.8	12.8
Total estimated proved developed reserves (MMBoe)	129.2	(16.7)	66.4	178.9
Undeveloped:
Oil (MMBbls)	34.3	(11.0)	10.7	34.0
Natural gas (Bcf)	113.5	(16.3)	9.3	106.5
NGL (MMBbls)(2)	—	—	1.6	1.6
Total estimated proved undeveloped reserves (MMBoe)	53.3	(13.7)	13.8	53.4
_______________
(1) The reserve estimates were prepared using SEC pricing, calculated as the unweighted arithmetic average first-day-of-the-month prices for the prior twelve months. For the Company’s historical reserves, including the reserves attributable to the Permian Basin Sale, SEC pricing was $39.54 per Bbl for crude oil and $2.03 per MMBtu for natural gas for the year ended
December 31, 2020. For the reserves data provided by QEP attributable to the Williston Basin Acquisition, SEC pricing was $39.57 per Bbl for crude oil and $1.99 per MMBtu for natural gas for the year ended December 31, 2020. These prices were adjusted by location and quality differentials.
(2) The reserves attributable to the Williston Basin Acquisition were historically reported by QEP on a three-stream basis, while the Company has historically reported reserves on a two-stream basis.

Changes in commodity prices may significantly impact the Company’s estimates of oil and natural gas reserves. Sustained lower commodity prices can reduce the quantity of the Company’s reserves by causing the economic limit of the proved developed and proved undeveloped wells (the point at which the costs to operate exceed the value of estimated future production, assuming constant prices and costs under SEC rules) to occur earlier in their productive lives than would be the case with higher prices. The undeveloped reserves may also be reduced by the elimination of wells because they would not meet the investment criteria to be economically producible at such prices and costs. The proved undeveloped reserves may also be eliminated by the deferral of drilling of otherwise economic wells beyond the five year proved reserve development horizon as a result of revisions to the Company’s development plan adopted in response to lower prices or otherwise.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

The following table presents the Standardized Measure of Discounted Future Net Cash Flows relating to the proved oil and natural gas reserves of the Company, adjusted for the properties sold in the Permian Basin Sale and the properties acquired in the Williston Basin Acquisition on a pro forma combined basis as of December 31, 2020. The Standardized Measure shown below represents estimates only and should not be construed as the current market value of the Company’s estimated oil and natural gas reserves or those estimated oil and natural gas reserves attributable to the properties sold in the Permian Basin Sale and the properties acquired in the Williston Basin Acquisition.

	December 31, 2020
	OAS Historical	Permian Basin Sale	Williston Basin Acquisition	Pro Forma

	(In thousands)
Future cash inflows	$5,197,220	$(1,010,896)	$2,062,726	$6,249,050
Future production costs	(2,792,921)	404,546	$(1,350,604)	(3,738,979)
Future development costs	(610,658)	177,445	$(157,014)	(590,227)
Future outflows for income tax	(232,849)	64,673	(10,945)	(179,121)
Future net cash flows	1,560,792	(364,232)	544,163	1,740,723
10% annual discount for estimated timing of cash flows	(611,915)	203,962	(192,758)	(600,711)
Standardized measure of discounted future net cash flows	$948,877	$(160,270)	$351,405	$1,140,012